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EXHIBIT 21.01

SUBSIDIARIES OF FLEX LTD.

Name of Subsidiary	Country/State of Incorporation/Organization
(CTS) Crown Texas, LLC	United States – Delaware
ACS Acquisitions Ireland Limited	Ireland
ACS Acquisitions, Inc.	United States – Delaware
Advance Mold & Manufacturing, Inc.	United States – Connecticut
AGM Automotive Mexico, LLC	United States – Delaware
AGM Automotive, LLC	United States – Delaware
AGM Durmont Mexico, S. de R.L. de C.V.	Mexico
Anord Control Systems (Holdings) Limited	Ireland
Anord Mardix (Asia) Pte. Ltd.	Singapore
Anord Mardix (Ireland) Limited	Ireland
Anord Mardix (UK) Limited	United Kingdom
Anord Mardix (USA) Inc.	United States – Virginia
Anord Mardix Acquisitions Limited	United Kingdom
Anord Mardix Critical Power Systems Limited	United Kingdom
Anord Mardix Databar Busway Limited	United Kingdom
Anord Mardix GmbH	Germany
Anord Mardix IBAR (EMEA) Limited	United Kingdom
Anord Mardix Spain, S.L.U.	Spain
Anord Mardix US Acquisitions, Inc.	United States – Delaware
Avail Medical Products, Inc.	United States – Delaware
Availmed, S.A. de C.V.	Mexico
Commercial Company in the form of a limited liability company factory “Flextronics LLC”	Ukraine
Connexion Innovation Systems, LLC	United States – Delaware
Crown Technical Systems (Canada) ULC	Canada
Crown Technical Systems, LLC	United States – Delaware
Elementum Holding Ltd	Cayman Islands
Esju Oy	Finland
Envireverse Limited	Ireland
Express Cargo Forwarding Limited	United Kingdom
Farm Design, Inc.	United States – New Hampshire
Finchley Trading Limited	Hong Kong
FIT Instituto de Tecnologia da Amazônia	Brazil
Flex Asia Investment Limited	Mauritius
Flex Automotive GmbH	Germany
Flex Electronics (Shanghai) Co., Ltd.	China
Flex Foundation	United States – California
Flex Holdings Luxembourg S.a r.l.	Luxembourg
Flex Intelligence Mannufacturing (Shanghai) Co., Ltd.	China
Flex International s.r.o.	Czech Republic
Flex IoT Technology (Shenzhen) Co., Ltd	China
Flex Lighting Solutions, Inc.	United States – Delaware
Flex Precision Plastics Solutions (Switzerland) AG	Switzerland
Flex Solutions Poland sp. z o. o.	Poland
Flex Technology (Changsa) Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Shanghai) Co., Ltd	China
Flextronics Aerospace & Defense Services Inc	United States – Colorado
Flextronics America, LLC	United States – Delaware
Flextronics AP, LLC	United States – Colorado
Flextronics Automotive (Suzhou) Co., Ltd.	China
Flextronics Automotive de Juarez, S.A. de C.V.	Mexico
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Automotive USA (Texas), LLC	United States – Texas
Flextronics Automotive USA Design and Development Corporation	Philippines
Flextronics Automotive USA Manufacturing Co.	United States – Ohio
Flextronics Automotive USA, Inc.	United States – Michigan
Flextronics Beerse N.V.	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Canada Design Services, Inc.	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Computing (Suzhou) Co., Ltd	China
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Corporation	United States – Delaware
Flextronics da Amazônia Ltda.	Brazil
Flextronics de Costa Rica, S.A.	Costa Rica
Flextronics Design S.r.l.	Italy
Flextronics Display Cayman Ltd.	Cayman Islands
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Limited	Hong Kong
Flextronics Europe Limited	United Kingdom
Flextronics Funding LLC	United States – Delaware
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings L.P.	Cayman Islands
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services Canada Inc. | Services Globaux Flextronics Canada Inc.	Canada
Flextronics Global Services Mex, S. de R.L. de C.V.	Mexico
Flextronics Guadalajara Group, S. de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding Finland Oy	Finland
Flextronics Holding France SAS	France
Flextronics Holding GmbH	Austria
Flextronics Holding USA, Inc.	United States – Delaware
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Suzhou) Co., Ltd.	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co., Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia – FIT	Brazil
Flextronics Integrated Services Mex, S. de R.L. de C.V.	Mexico
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International (Taiwan) Ltd.	Taiwan
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Componentes Ltda.	Brazil
Flextronics International da Amazônia Ltda.	Brazil
Flextronics International Europe B.V.	Netherlands
Flextronics International Gesellschaft m.b.H.	Austria
Flextronics International Holding LLC	United States – Delaware
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Lojıstık Hızmetler Tıcaret Lımıted Şırketı	Turkey
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Curacao
Flextronics International Ostersund AB	Sweden
Flextronics International Poland Sp. z o.o.	Poland
Flextronics International Sweden AB	Sweden
Flextronics International Tecnologia Ltda	Brazil
Flextronics International Termelő és Szolgáltató Vámszabadterületi Korlátolt Felelősségű Társaság	Hungary
Flextronics International USA, Inc.	United States – California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Italy S.p.A.	Italy
Flextronics Laval S.N.C.	France
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Poland Sp. z o.o.	Poland
Flextronics Logistics USA, Inc.	United States – California
Flextronics Manufacturing (H.K.) Limited	Hong Kong
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez, S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Federal Territory of Labuan

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Device Manufacturing (Shenzhen) Co., Ltd.	China
Flextronics Medical Molding (Shenzhen) Co., Ltd.	China
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Mexico Holdings II LLC	United States – Delaware
Flextronics ODM Luxembourg S.A.	Luxembourg
Flextronics Ostersund AB	Sweden
Flextronics Photonics PPT, Inc.	United States – Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic Technology (Chengdu) Co., Ltd.	China
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics Gushu (Mauritius) Co., Ltd	Mauritius
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Power Systems (Dongguan) Co., Ltd.	China
Flextronics Precision Metal (Hong Kong) Limited	Hong Kong
Flextronics Precision Plastics, Inc.	United States – Delaware
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics România S.R.L.	Romania
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd	Federal Territory of Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Sárvár Logistics Korlátolt Felelősségű Társaság	Hungary
Flextronics Scotland Limited	United Kingdom
Flextronics Shah Alam Sdn. Bhd.	Malaysia
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Systems (Penang) Sdn. Bhd.	Malaysia
Flextronics Technologies (India) Private Limited	India
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technologies San Luis, S.A. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Nanjing) Co., Ltd	China
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics UK Limited	United Kingdom
Flextronics Verwaltungs GmbH	Germany

Name of Subsidiary	Country/State of Incorporation/Organization
FreeFlow Technology Limited	Ireland
I E C Holdings Limited	Ireland
IDE8 Cayman	Cayman Islands
IDE8 Mauritius Limited	Mauritius
IDE8 Technology (Shanghai) Co., Ltd.	China
International Manufacturing Synergies, Ltd.	British Virgin Islands
Irish Express Cargo Limited	Ireland
Irumold Servicios, S.L.U.	Spain
Irumold, S.L.U.	Spain
JETCOOL Technologies Inc.	United States – Delaware
Kingram Mews Holdings Limited	Ireland
Kunshan AGM Automotive Components Co., Ltd.	China
Kunshan AGM Trading Company Ltd.	China
Lab IX	Cayman Islands
Lighting Acquisition LLC	United States – Delaware
Limited Liability Company «Flex International UA»	Ukraine
Mardix Holdings Ltd	United Kingdom
MCi (Mirror Controls International) Asia B.V.	Netherlands
MCi (Mirror Controls International) B.V.	Netherlands
MCi (Mirror Controls International) Inc.	United States – Delaware
MCi (Mirror Controls International) Ireland Limited	Ireland
MCi (Mirror Controls International) Ireland Operations Limited	Ireland
MCi (Mirror Controls International) Ltd.	Republic of Korea
MCi (Mirror Controls International) Netherlands B.V.	Netherlands
MCi Mirror Controls (Suzhou) Co., Ltd.	China
MCi Mirror Controls International, S. de R.L. de C.V.	Mexico
Multilayer Technology Geschäftsführungs GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Nextracker Chile SpA	Chile
Pacific Device, Inc.	United States – Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Power Systems R&D (Singapore) Pte. Ltd.	Singapore
Power Systems Technologies Ltd.	Mauritius
Private Joint Stock Company “Flextronics Service UA”	Ukraine
PT. Flextronics Technology Indonesia	Indonesia
Sheldahl Flexible Technologies, Inc.	United States – Delaware
Shiant Resource Service Co., Ltd	China
Sønderborg Værktøjsfabrik A/S	Denmark
Swedform Enclosure Systems AB	Sweden
Vim Technologies Ltd	Mauritius
Web Component Trading Unlimited Company	Ireland
Z124	Cayman Islands

Advance Mold & Manufacturing, Inc. does business under the following names

Subsidiary	dba
Advance Mold & Manufacturing, Inc.	Vision Technical Molding, LLC
Advance Mold & Manufacturing, Inc.	Vision Technical Molding

Crown Technical Systems group in United States does business under the following names

Subsidiary	dba
(CTS) Crown Texas, LLC	Crown Technical Systems
Crown Technical Systems, LLC	Crown Technical Systems
Flextronics International Tecnologia Ltda. does business under the following names (“nome fantasia”)

Subsidiary	dba
Flextronics International Tecnologia Ltda.	Sinctronics
MCi (Mirror Controls International) group in Europe, Mexico and China does business under the following names

Subsidiary	dba
MCi (Mirror Controls International) Asia B.V.
MCi (Mirror Controls International) B.V.
MCi (Mirror Controls International) Ireland Limited
MCi (Mirror Controls International) Ireland Operations Limited
MCi (Mirror Controls International) Ltd.
MCi (Mirror Controls International) Netherlands B.V.
MCi (Mirror Controls International), S. de R.L. de C.V.
MCi Mirror Controls (Suzhou) Co., Ltd.
MCi (Motion Controls International) MCi (Motion Controls International) Netherlands
MCi (Mirror Controls International) Inc. in U.S.A.does business under the following names

Subsidiary	dba
MCi (Mirror Controls International) Inc.	MCi (Motion Controls International)
Pacific Device, Inc. does business under the following names

Subsidiary	dba
Pacific Device, Inc.	Avail Medical Products, Inc.
Sheldahl Flexible Technologies, Inc. does business under the following names

Subsidiary	dba
Sheldahl Flexible Technologies, Inc.	Sheldahl

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EXHIBIT 21.01

SUBSIDIARIES OF REGISTRANT